UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report                                 August 11, 2003

SBA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-30110	65-0716501

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation or organization)		Identification No.)

5900 Broken Sound Parkway NW	Boca Raton, Florida	33487

(Address of principal executive offices)		(Zip code)

(561) 995-7670

(Registrant’s telephone number, including area code)

Item 7     Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits:

99.1 Press release dated August 11, 2003

Item 12    Results of Operations and Financial Condition

On August 11, 2003, SBA Communications Corporation issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 12, 2003	/s/ John F. Fiedor

John F. Fiedor Chief Accounting Officer